THE RBB FUND, INC.

Campbell Systematic Macro Fund (the “Fund”)

Class A (Ticker: EBSAX)

Class I (Ticker: EBSIX)

Class C (Ticker: EBSCX)

Supplement dated March 23, 2022

to the Prospectus dated March 2, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1.       Lowered Minimum Initial Investment for Class I Shares

Effective as of April 1, 2022, the minimum initial investment amount to purchase Class I Shares of the Fund has been lowered to $10,000. All references to the Class I minimum initial investment amount are hereby updated accordingly. The minimum initial investment amount to purchase Class A Shares and Class C Shares remains $2,500.

If you have any questions, please call the Fund at 1-844-261-6488 (toll free).

Investors should retain this supplement for future reference.